The Bhirud Mid Cap Growth Fund

Soundview Plaza, 1266 East Main Street

Stamford, CT 06902   Telephone.  (800) 424-2295



ANNUAL REPORT, JULY 31,1996



September 19, 1996



Dear Shareholder:



We are pleased to present the annual report of the Bhirud Mid
Cap Growth Fund, for the fiscal year ended July 31, 1996.



As of the writing of this letter the fund is down 8.8% year to date, and is up 16.4% from the July 31, 1996 correction. To our disappointment the fund has continued to lag the broader market averages. So far the year 1996 has proven to be highly volatile for the stocks market. During the July 1996 correction the DJIA dropped by 500 points from a high of 5780 to 5200, or 10% in a matter of

6 weeks. During the same treacherous period the NASDAQ market suffered a more precipitous decline of 20%. Obviously the mid-cap sector as well as small cap stocks have faired very poorly.

However history shows that in the long run mid cap stocks will out perform the broader market averages. Also the improving outlook for the stocks market bodes well for the mid cap and small cap sector.



The philosophy of the fund is to own growth stocks that are at the cutting edge of technology in their respective businesses, or companies that dominate the businesses they are in through global brand name recognition and quality products. One of the funds larger holding, Gucci Group, (GUC) dominates the global market in leather handbags, shoes and fashion clothes.

The fund is currently extremely well diversified with exposure to , TECHNOLOGY, TELECOMMUNICATIONS, INTERNET, SOFTWARE, BIOTECH
AND HEALTH CARE AND SELECTED CONSUMER GROWTH STOCKS.



INVESTMENT OUTLOOK: The July correction has taken speculation out of the stocks market and has created substantial values.
The economy is continuing to exhibit a sustainable growth of 2 to 3% annual rate. Inflation as measured by PPI and CPI remains under 3 % annual rate. Rising productivity and modest wage increases are contributing to robust corporate earnings. Although the bond market has been very volatile, the perception of low inflation should allow interest rates to decline modestly. Stocks continue to benefit by reasonable valuation and rising investment flows, especially from mutual funds. I would not be surprised to see DJIA well over 6000 in this cycle.

In my view the fund is well positioned at this point to take advantage of improving stock market outlook. My goal is to manage this portfolio as to create consistently superior returns over a long period of time.



Sincerely,





(Suresh  L.  Bhirud)

Chairman of the Board






Bhirud Funds, Inc.

The Bhirud Mid Cap Growth Fund




The line graph below shows how a $10,000 investment in the Fund made on December 23,1992 (the date the fund began to invest in assets other than cash or cash equivalents in accordance with its investment objectives) would have decreased to $8,041 (as of July 31,1996). The line graph shows how this compares to the broad-based Standard & Poor's 500 Index and the Fund's benchmark, the Standard & Poor's MidCap 400 Index, over the same period.





The line graph includes the initial sales charge (the maximum sales load of 5.75%) on the Fund (no comparable charge exists for the Standard & Poor's indices). All Fund performance numbers represent past performance numbers, and are no guarantee of future results.






  	      THE BHIRUD MID CAP GROWTH FUND

 	SCHEDULE OF INVESTMENTS REPORT DATE 	 	31-Jul-96

Ticker 	CO.  NAME 	             Shares 	  % MV 	Cost    	Market
                                                Value    Value

  	AGOURON PHARMACEUTICALS INC * 	1,000 	  	     40,750  31,000

  	NOVEN PHARMACEUTICALS INC * 	  2,000 	  	     36,120 	23,250

TOTAL 	PHARMACEUTICALS 	  	                2.92 	76,870 	54,250



  	GENOME THERAPEUTICS CORP * 	    2,000 	  	    22,620 	13,500

TOTAL 	IN VITRO, IN VIVO DIAGNOSTICS 	  	  0.73 	22,620 	13,500



  	IMMUNE RESPONSE CORP DEL * 	    3,000 	  	    25,838 	22,875

  	IDEC PHARMACEUTICALS CORP * 	   1,000 	  	    25,000 	15,500

  	SOMATOGEN INC * 	               1,000 	  	    22,820 	12,000

TOTAL 	BIOLOGICAL PDS, EX DIAGNSTICS 	  	  2.72 	73,658 	50,375



  	EROX CORP * 	                   5,000 	  	    25,490 	39,375

TOTAL 	PERFUME,COSMETIC,TOI 	  	           2.12 	25,490 	39,375



  	DIALOGIC CORP * 	                 500 	  	    26,838 	13,125

TOTAL 	ELECTRONIC COMPUTERS 	  	           0.71 	26,838 	13,125



  	TELEVIDEO SYS INC * 	           10,000 	  	   12,050 	4,687

TOTAL 	COMPUTER TERMINALS 	  	             0.25 	12,050 	4,687


  	MICROTOUCH SYS INC * 	           1,000 	  	   21,029 	15,750
  	INFORMATION RES ENGR INC * 	     3,000 	  	   60,690 	42,750
  	STB SYS INC * 	                  1,000 	  	   15,000 	13,500
  	MICRON ELECTRONICS INC * 	       3,000 	  	   54,253 	37,875

TOTAL 	COMPUTER PERIPHERAL 	  	           5.92 	150,971 	109,875



  	ZENITH ELECTRS CORP * 	          6,000 	  	  106,170 	53,250

TOTAL 	HOUSEHOLD AUDIO & VI 	  	          2.87 	106,170 	53,250



  	P-COM INC * 	                    1,000 	  	   31,250 	24,000
  	QUALCOMM INC * 	                 2,000 	  	  101,750 	86,750
  	DATA BROADCASTING CORP * 	       2,000 	  	   28,500 	15,250
TOTAL 	RADIO,TV BROADCAST, 	  	           6.79 	161,500 	126,000



  	AML COMMUNICATIONS INC * 	       1,500 	  	   34,070 	21,938
TOTAL 	COMMUNICATIONS EQUIP 	  	           1.18 	34,070 	21,938



  	LEVEL ONE COMMUNICATIONS INC * 	 2,000 	  	   52,375 	33,500

TOTAL 	PRINTED CIRCUIT BOAR 	  	           1.81 	52,375 	33,500



  	OAK TECHNOLOGY INC * 	           1,000 	  	   22,000 	6,500
  	RAMTRON INTL CORP * 	            3,000 	  	   33,000 	17,250
  	S3 INC * 	                       2,000 	  	   30,250 	26,500
  	CHIPS & TECHNOLOGIES INC * 	     3,000 	  	   33,000 	30,750
  	ACTEL CORP * 	                   3,000 	  	   45,750 	48,750
TOTAL 	SEMICONDUCTOR,RELATE 	  	             7 	164,000 	129,750



  	KLA INSTRS CORP * 	              2,000 	  	   53,500 	37,750
TOTAL 	ELEC MEAS & TEST INS 	  	           2.04 	53,500 	37,750



  	CNS INC * 	                      5,000 	  	   97,225 	98,750
  	TRIMEDYNE INC * 	                5,000 	  	   38,750 	17,188
  	IMATRON INC * 	                  2,000 	  	    9,125 	9,125
  	ADVANCED TECHNOLOGY LABS INC * 	 1,000 	  	   26,675 	32,250
TOTAL 	ELECTROMEDICAL APPAR 	  	          8.48 	171,775 	157,313



  	USAIR GROUP INC * 	              1,000 	  	   18,945 	18,250
TOTAL 	AIR TRANSPORT, SCHED 	  	           0.98 	18,945 	18,250



  	CAI WIRELESS SYS INC * 	         5,000 	  	   62,375 	35,000
TOTAL 	CABLE AND OTHER PAY 	  	            1.89 	62,375 	35,000



  	REPUBLIC INDS INC * 	            2,000 	  	   53,435 	48,000
TOTAL 	REFUSE SYSTEMS 	  	                 2.59 	53,435 	48,000



  	JACO ELECTRS INC * 	             2,000 	  	   31,350 	16,500
TOTAL 	ELECTRONIC PARTS,EQ- 	  	           0.89 	31,350 	16,500



  	GENERAL NUTRITION COS INC * 	    1,000 	  	   23,675 	14,250
TOTAL 	CONVENIENCE STORES 	  	             0.77 	23,675 	14,250



  	HANOVER DIRECT INC * 	           5,000 	  	    9,213 	5,625
  	HANOVER DIRECT RIGHTS * 	        2,550 	  	        0 	159
TOTAL 	CATALOG, MAIL-ORDER 	  	             0.31 	9,213 	5,784



  	ELCOM INTL INC * 	               2,000 	  	   28,870 	17,250
  	APPLIX INC * 	                   3,000 	  	  107,960 	68,625
TOTAL 	COMPUTER PROGRAMMING 	  	          4.63 	136,830 	85,875



  	SYMANTEC CORP * 	                3,000 	  	   50,625 	29,250
  	MCAFEE ASSOCS INC * 	            2,000 	  	   87,640 	100,500
  	INTUIT INC * 	                   1,000 	  	   52,250 	35,000
  	CAMELOT CORP * 	                25,000 	  	  110,313 	31,250
  	COGNOS INC * 	                   3,000 	  	   43,875 	60,000
  	COMPUTERVISION CORP NEW * 	      5,000 	  	   55,350 	36,875
TOTAL 	PREPACKAGED SOFTWARE 	  	         15.79 	400,053 	292,875



  	NETWORK EQUIP TECHNOLOGIES * 	   2,000 	  	   70,390 	26,500
  	PC DOCS GROUP INTL INC * 	       4,000 	  	   84,250 	60,000
TOTAL 	CMP INTEGRATED SYS D 	  	          4.66 	154,640 	86,500



  	MECKLERMEDIA CORP * 	            2,000 	  	   42,870 	33,500
  	CUC INTL INC * 	                 1,000 	  	   38,570 	34,750
TOTAL 	BUSINESS SERVICES, N 	  	           3.68 	81,440 	68,250



  	CINEPLEX ODEON CORP * 	          5,000 	  	   12,438 	8,750
TOTAL 	MOTION PICTURE THEAT 	  	           0.47 	12,438 	8,750



  	BALLY ENTMT CORP * 	             2,000 	  	   34,890 	52,250
TOTAL 	MISC AMUSEMENT & REC 	  	           2.82 	34,890 	52,250



  	LIPOSOME INC * 	                 1,000 	  	   22,838 	12,063
TOTAL 	COML PHYSICAL, BIOLO 	  	           0.65 	22,838 	12,063



  	VISTA 2000 INC * 	               4,000 	  	   44,280 	5,875
  	SANCTUARY WOODS * 	              8,000 	  	   54,990 	6,000
  	NICE SYS LTD * 	                 1,000 	  	   19,875 	19,500
  	GUCCI GROUP N V * 	              3,000 	    	114,585 	170,250
  	COUNTRY STAR RESTS INC * 	       3,000    	  	15,555 	9,188
TOTAL 	OTHER 	  	                        11.37 	249,285 	210,812



  	TOTAL COMMON STOCKS               	  	97.03	2,423,290 	1,799,847


  	TOTAL INVESTMENTS 	                      	 	2,423,290 	1,799,847

  	OTHER ASSETS (LESS LIABILITIES) 	           	 	55,013    	55,013


  	NET ASSETS 	                          100 	           	1,854,860

 	NET ASSETS VALUE PER SHARE 	                            	 	 	7.18

  	OFFERING PRICE PER SHARE  	 	                           	  	7.62

  	* Non - income producing securities


THE BHIRUD MID CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES  JULY 31, 1996 (AUDITED)


ASSETS
  Investment Securities at Value	            $1,799,847
  (Identified cost -  $2,423,290) (Note 1)
  Cash	                                           4,345

  Receivable From Advisor (Note 4) 	             32,612
  Deferred organization expenses (Note 5)        29,688
  Dividends receivable                              336
  Prepaid insurance	                              1,372

  Total Assets                                          		$1,868,200

LIABILITIES
  Payables:

    Other accrued expenses                    	$ 13,340

  Total Liabilities	                                      	($13,340)

NET ASSETS (Equivalent to $7.18 per share based on 258,430
shares outstanding)   	                                  $ 1,854,860

COMPOSITION OF NET ASSETS:
  Paid in Capital	                                        $ 3,126,770
  Distribution in excess of accumulated Net Realized gain  	(648,467)
  Accumulated Net Investment Income                           	  --
  Net Unrealized Depreciation of Investments              	 (623,443)
  Total Net Assets                                        	$1,854,860

STATEMENT OF OPERATIONS (AUDITED) FOR THE YEAR ENDED JULY 31, 1996

INVESTMENT INCOME
  Dividends                                       	$ 16,501

EXPENSES
  Audit	                            $10,166
  Fund Accounting                   	 9,581
  Transfer Agent (Note 6)           	14,983
  Legal                             	 5,000
  Miscellaneous                      	  576
  Shareholder Report                 	1,603
  Directors                         	12,000
  Registration                      	15,591
  Organization (Note 5)             	19,744
  Insurance                          	4,000
  Fund Administration (Note 4)      	 7,141
  Custodian                         	 7,763
  Investment Advisor (Note 4)       	39,604
  12b-1 Fees                         	9,276
  Total Expenses                                    	 (157,028)
  Expense Reimbursement/ waived by Advisor (Note 4)	    56,534
  Expense net of Reimbursement/ waiver             	  (100,494)
NET INVESTMENT LOSS	                                 $ (83,993)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain (Loss) on Investments	             $322,785
  Change in Unrealized Appreciation (Depreciation)
      of Investments	                                (1,000,785)
NET REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS    ($678,000)
NET (DECREASE) IN NET ASSETS RESULTING FROM
                   OPERATIONS                        	$(761,993)


See accompanying Notes to Financial Statements	PAGE: 6


THE BHIRUD MID CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS  JULY 31,1996 (AUDITED)

                              	             For year Ended	 For year Ended
                                           	 July 31, 1996	 July 31, 1995
INCREASE (DECREASE) IN NET ASSETS
  Net Investment Income/ (loss)                 	$  (83,993)	$(85,293)
  Net Realized Gain / (loss) on investment
      Securities Sold                          	     322,785 	(504,234)
  Net unrealized appreciation/(depreciation)
          of Investments                    	     (1,000,785)	 1,105,777
  Net Increase (Decrease) in Net Assets
     Resulting from Operations	$                    (761,993)	$ 516,250

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Dividend distributions paid                       	117,118 	0
  Capital Gains                                          	00 	(1,337,998)
  Total Distributions                               	117,118 	(1,337,998)

CAPITAL SHARE TRANSACTIONS
  Shares Sold	                                       141,665    1,235,531
  Shares issued in lieu of Cash Distributions      	(117,118)  	1,330,680
  Cost of shares Redeemed                         	(4,114,309)	(4,893,843)
  Increase (Decrease) in Net Assets Due to
     Capital Share Transactions	                   (4,089,762)	  (2,307,632)

  TOTAL INCREASE (DECREASE) IN NET ASSETS         	(4,734,637)	(3,129,380)
  NET ASSETS BEGINNING OF PERIOD                  	 6,589,497 	 9,718,877
  NET ASSETS END OF PERIOD 	                      $ 1,854,860  $ 6,589,497

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (AUDITED)
                                           	    For 	For     For
                                                the  the     the
                                       	       Year Year    Year
                                              Ended Ended  Ended
                                      	      July,31 July,31 July,31
                                               1996  1995    1994
NET ASSET VALUE, BEGINNING OF PERIOD        	$9.71	 $10.50	 $10.87
Income/(Loss) from Investment Operations:
  Net Investment Income/(Loss)              	(0.35)	(0.14) 	(0.04)*

  Net Gain/(Loss) on Securities
     (Both Realized and Unrealized)         	(2.63)  	0.86	 (0.24)
  Total from Investment Operations          	(2.98)   0.72  (0.28)
Distributions:
  Dividend Distributions Paid                	0.45   	0.00  	(0.09)
  Distributions from Capital Gains          	 0.00 	 (1.51)	  0.00
  Total Distributions                        	0.00  	(1.51)	 (0.09)

NET ASSET VALUE, END OF PERIOD              	$ 7.18 	$ 9.71 	$10.50
Total Return (Not Reflecting Sales Load)   	(26.05)%  9.51%	 (2.60)%
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)  	$1,855 	$6,589 	$9,719
  Ratios to Average Net Assets:
    Expenses                                  	2.50%	 2.68%	   2.71%
    Net Investment Income/(Loss)            	(2.11)% (1.02)%	 (0.36)%
    Effect of Reimbursements/Waivers
      on Above Ratios                         	1.28%  	0.19%	   0.71%
    Portfolio Turnover Rate                 	320.89%	224.77%	 276.26%

* Based on weighted average shares outstanding        ** Not annualized
See accompanying Notes to Financial Statements	PAGE: 7



1.  	SIGNIFICANT ACCOUNTING POLICIES



Bhirud Funds, Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Bhirud Mid Cap Growth Fund portfolio (the "Portfolio"). The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 to Thomas James MidCap Partners representing the initial capital. The following is a summary of significant accounting policies followed by the Fund:



SECURITY VALUATION



Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.



Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.



United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.



SECURITY TRANSACTIONS AND INVESTMENT INCOME



Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount, when appropriate), is recorded as earned. Dividend income and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.



FEDERAL INCOME TAXES



The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.





2.  	CAPITAL STOCK TRANSACTIONS



The Articles of Incorporation, dated May 27, 1992 permit the
Fund to issue twenty billion shares (par value $0.001).
Transactions in shares of common stock for the year ended July
31, 1996 were as follows:



                                 	Shares	       Amount



Beginning Balance               	678,934	       $ 7,300,525

Shares Sold                      	14,627	           141,665

Shares Issued in

  Reinvestment of Dividends         	00	           (117,118)

Shares Redeemed                	(435,131)	       (4,114,309)

  Net Increase                 	(420,504)	       (4,089,762)

Ending Balance                  	258,430	        $3,210,763



3.  	INVESTMENTS



Purchases and sales of securities for the year ended July 31st, 1996 other than short-term securities, aggregated $12,110,005 and $15,684,192, respectively. The cost of securities is substantially the same for Federal income tax purposes.



For Federal income tax purposes:



     Aggregate Cost                       	      $2,423,290



     Gross Unrealized Appreciation        	   128,004

     Gross Unrealized Depreciation         	 (751,448)

     Net Unrealized Depreciation           	($623,444)



4.  	INVESTMENT ADVISORY CONTRACT



The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million. The Advisor has voluntarily agreed to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. During the fiscal year ended July 31, 1996 the Advisor elected to defer the payment of Advisor fees payable in amount of $39,604. The Advisor has elected to waive these fees and apply the deferred fees against expense reimbursements due to the fund. Total reimbursements in the amount of $56, 534 have been accrued for the fiscal year 1996. With the application of the deferred advisory fees a net receivable from the advisor in the amount of $16,929 has been recorded for the 1996 fiscal year. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Trust is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. Currently, the most restrictive state limitation is 2.5% of the first $30 million, 2% of the next $70 million and 1.5% of the excess over $100 million of the average value of the Fund's net assets. Pursuant to the provisions in the contract, expense reimbursements were required for the year ended July 31, 1996.



The Fund retained Bhirud Associates, Inc. ("BAI") to act as Administrator for the Fund from November 1, 1994. BAI provided administrative services for the Fund. BAI earned administrative services fees of $11,772 for the period of November 1, 1994 through July 31, 1995. During the fiscal year ended July 31, 1996 the Administrator elected to defer the payment of administrative service fees payable in amount of $7,141.

From November 1, 1994 through July 31, 1996, the Provident Bank has been providing custodian, fund accounting, dividend and transfer agency functions for the Fund.



5.  	ORGANIZATION EXPENSES



The organization and start-up expenses of the Fund are being amortized on a straight line basis over a period of 60 months. The initial shareholder has agreed in the event that any of the initial 10,000 shares it owns are redeemed during the period of amortization of the Fund's organization and start-up expenses, the redemption proceeds will be reduced by any such unamortized organizational expenses in the same proportion as the number of shares being redeemed bears to the initial shares outstanding at the time of redemption.



6.  	DISTRIBUTION PLAN



The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the year ended July 31st, 1996, the Fund has incurred distribution costs of $7,391 payable to H. J. Meyers, formerly Thomas James Associates, Inc. and $880 payable to Bhirud Associates, Inc.



7.  	TRANSACTIONS WITH AFFILIATES



During the year ended July 31st, 1996 the Fund paid brokerage commissions of $340 to Bhirud Associates, Inc.



8.  	RECLASSIFICATION OF CAPITAL ACCOUNTS



In accordance with generally accepted accounting principals, the Fund recorded reclassifications in the capital accounts. The
Fund recorded a permanent book/tax difference of

$(83,993) as of July 31, 1996, from undistributed net investment income to paid in capital. These reclassifications have no impact on net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.



INDEPENDENT AUDITOR'S REPORT







To

The Shareholders and Board of Directors

Bhirud Funds, Inc.





	We have audited the accompanying statement of assets and liabilities of the Bhirud Mid Cap Growth Fund (a portfolio of Bhirud Funds Inc.), including the portfolio of investments, as of July 31, 1996, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of the Bhirud Mid Cap Growth Fund (a portfolio of Bhirud Funds Inc.) as of July 31, 1995 and 1994, and for the years ended, were audited by other auditors whose reports dated August 31, 1995 and September 7, 1994, respectively, expressed unqualified opinions on those financial statements and financial highlights.



	We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a text basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bhirud Mid Cap Growth Fund at July 31, 1996, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.







Van Buren & Hauke, LLC

63 Wall Street, Suite 2501

New York, NY 10005

September 16, 1996





THE BHIRUD MID CAP GROWTH FUND

SOUNDVIEW PLAZA

1266 EAST MAIN STREET

STAMFORD, CT  06902

(800) 424-2295







BOARD OF DIRECTORS



   Suresh L. Bhirud            	 Chairman of the Board; President of
                             	   Bhirud Associates, Inc.

   Alexander N. Crowder, III    	Management Consultant

   Michael Smith*	               General Counsel, H. J. Meyers & Co. Inc.

   M. John Sterba, Jr.          	Chairman of Investment
                                 Management Advisors, Inc.

   Tim Fenton                   	Partner, Fenton & Zelenetz, Inc.


 * "Interested person" as defined in the Investment Company Act of 1940.


OFFICERS



   Suresh L. Bhirud             	Chairman of the Board & Treasurer

   Michael Smith                	President & Secretary

   Harish L. Bhirud             	Vice-President


Investment Advisor & Distributor Bhirud Associates, Inc.

Administrator                   	Bhirud Associates, Inc.

Custodian                       	Provident Bank

Legal Counsel                   	Battle Fowler

Independent Auditors            	Van Buren & Hauke, LLC

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